UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006 (October 31, 2006)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

By filing this Amendment No. 1 on Form 8-K/A, the registrant, The PNC Financial Services Group, Inc. (“the Corporation”), hereby amends Item 2.02 Results of Operations and Financial Condition and Item 9.01 Financial Statements and Exhibits of the second of its Current Reports on Form 8-K dated and filed October 31, 2006 for the purpose of replacing the supplemental financial information furnished with that report as Exhibit 99.1 with the supplemental financial information furnished herewith. Specifically, page 10 of the supplemental financial information furnished herewith as Exhibit 99.1 has been amended.

By this Amendment No. 1, the registrant replaces said Item 2.02 and said Item 9.01 with the following:

Item 2.02	Results of Operations and Financial Condition.

On October 31, 2006, The PNC Financial Services Group, Inc. (the “Corporation”) issued a press release and held a conference call for investors regarding the Corporation’s earnings and business results for the three months and nine months ended September 30, 2006. The Corporation also provided supplementary financial information on its web site, including financial information disclosed in connection with its press release, and provided electronic presentation slides on its web site used in connection with the related investor conference call. Copies of the supplementary financial information, as amended, and the electronic presentation slides are included in this Report as Exhibits 99.1 and 99.2, respectively, and are furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to the registrant’s second Current Report on Form 8-K dated and filed October 31, 2006 to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: November 8, 2006	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Financial Supplement (unaudited) for Third Quarter 2006, as amended	Furnished herewith

99.2	Electronic presentation slides for earnings release conference call	Incorporated by reference to Exhibit 99.2 to the Corporation’s second Current Report on Form 8-K dated and filed October 31, 2006